IDAHO STATE UNIVERSITY
                         BUSINESS AND TECHNOLOGY CENTER






                                 Lease Document
                                     Between
                             Idaho State University
                                       and
                            TetriDyn Solutions, Inc.


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                             Idaho State University
                           Research and Business Park
                         Business and Technology Center


This Lease is made at Pocatello, Idaho this 1st day of September 2004 by and between Idaho State University, hereinafter referred to as the LESSOR, and TetriDyn Solutions, Inc. hereinafter referred to as the LESSEE.

WITNESSETH:

That in consideration of the mutual promises, covenants, conditions, and terms to be kept and performed, it is agreed between the parties hereto as follows:

Section 1:        General Terms and Conditions.

         1.1 Not withstanding anything to the contrary herein, this agreement consists of this document and the list of available services, (Attachment A).

         1.2 The LESSOR hereby leases to the LESSEE, 3517 square feet in the Business and Technology Center located at 1651 Alvin Ricken Drive, Pocatello, ID 83201.

         1.3 The LESSEE shall pay to the LESSOR as rent the sum of $6,000.00. Payments are due in 6 equal installments of $1,000.00 due on the first day of September, 2004 and each month thereafter.

         1.4 If the LESSEE fails to pay the full rental payment on or before the fifteenth day of the date for which it is due, the LESSEE shall pay to the LESSOR a penalty of five percent (5%) of the monthly rental.

         1.5 The LESSEE shall, prior to occupancy, post security deposit with the LESSOR of $0. The LESSOR shall return the deposit to the LESSEE at the expiration of the lease, provided the LESSEE shall vacate the LEASEHOLD promptly, leaving it in the condition in which it was received at the inception of this lease, ordinary wear and tear excepted, return all keys and be current in all rental payments.

         1.6 The LESSOR without in any way limiting its remedies or rights to recovery, may apply all or part of the security deposit to repair or replace any missing or damaged fixture or to perform any unfulfilled obligations of the LESSEE under the lease.

         1.7 The LESSEE shall not assign this agreement/lease or underlet or underlease the premises or any part thereof without the LESSOR's prior consent, or occupy or permit or suffer the said premises to be occupied for any business or purpose deemed disreputable or extra hazardous on account of fire, or other reasons, under penalty of forfeiture and damages.

         1.8 Any payment, where appropriate, may be made in the form of services to the project. Only the Manager of the Business and Technology Center shall authorize services in lieu of payment.

Section 2.        Repairs, Maintenance, and Alterations.

         2.1 The LESSEE shall provide, at its cost, routine maintenance items, excluding routine cleaning and janitorial services.

         2.2 The LESSOR, its servants or agents, shall have at all reasonable times, access to any part of the aforesaid premises for the purpose of examining same or making any necessary repairs or changes in plumbing, electric wiring, gas pipes, heating or other alterations, and repairs in any part of the premises hereby leased, which it may be incumbent upon the LESSOR to make.

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         2.3 The LESSOR shall perform all necessary repairs, replacements, and required maintenance with respect to all plumbing, wiring, roof, supporting structural members, windows, telephone, locks and heating. The LESSOR shall have no other repair, replacement, or maintenance obligations for items which are not specifically enumerated being considered routine maintenance.

         2.4 The LESSEE may, with the prior written consent of the Manager of the Business and Technology Center, make such repairs as are the obligation of the LESSOR, in which case the LESSOR shall reimburse the LESSEE for the cost of such repairs. Such reimbursement shall, however, be limited to the specific item and specific dollar amounts which the Manager of the Business and Technology Center has approved in advance.

         2.5 The LESSEE may, with the prior written consent of the Manager of the Business and Technology Center make alterations to the LEASEHOLD at its own expense, provided such alterations do not impair the structure in which the LEASEHOLD is situated.

         2.6 At the termination of this lease, and with the prior written consent of the Manager of the Business and Technology Center, the LESSEE may remove any alterations which it has made pursuant to Section 2.5, provided such removal can be and is done without damaging the LEASEHOLD or the structure in which it is situated. Any alterations left after termination shall become the property of the LESSOR without cost to the LESSOR.

         2.7 In case of damages or injury to the glass in the demised premises or damage or injury to the same premises of any kind whatsoever, said damage or injury being caused by the carelessness, negligence or improper conduct of the LESSEE, its agents, servants, guests, or employees, then the LESSEE shall cause the said damage or injury to be repaired in equal quality and type as speedily as possible at its own cost and expense, otherwise the same shall be replaced or repaired by the LESSOR at the cost of the LESSEE.

Section 3.        Lease Terms and Termination.

         3.1 The initial term of this lease shall be for six (6) months, beginning September 1, 2004 and ending February 28, 2005.

         3.2 In addition to the LEASEHOLD, the LESSEE shall have a nonexclusive right to access such common areas as the LESSOR determines to be necessary to the use of the LEASEHOLD. The LESSOR shall provide keys to such common areas for the LESSEE's use, as appropriate.

         3.3 As a condition precedent to the LESSOR's consideration to renew this lease:

                  a. the LESSEE shall give at least (60) days written notice to the LESSOR of its intention to renew said lease; and

                  b. the LESSEE is current in its payments to the LESSOR and not in violation of any of these terms and other conditions of this lease; and

                  c. prior to the expiration of any annual term of this lease, the LESSOR and LESSEE shall mutually agree upon the annual rental rate for any renewal hereof.

         3.4 The LESSEE may terminate this lease without incurring any liability for rent by giving the LESSOR thirty (30) days written notice through the Business and Technology Center Manager.

         3.5 The LESSOR may terminate this lease without incurring any liability for damages as a result of:

                  a. giving the LESSEE thirty (30) days written notice; or,

                  b. noncompliance by the LESSEE of the terms and conditions of this lease and/or violation of local, state, and/or federal laws applicable to the LESSEE's business operations; or,

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                  c. abandonment of the demised premises by the LESSEE for a period of not less than seven (7) calendar days.

Section 4.        Nondiscrimination.

         4.1 The LESSEE agrees not to discriminate against any client, employee, or applicant for employment or for services because of race, creed, color, national origin, sex, or age where applicable by law.

Section 5.        Insurance Requirements.

         5.1 The LESSEE shall carry at least the following minimum amounts of insurance with the LESSOR, listed as additional insured:

                  a. Public liability insurance for injuries to persons, including those resulting in death or damage to property, in an amount not less than Five Hundred Thousand Dollars ($500,000.00) combined single limit.

                  b. Personal property insurance for damage to or loss of personal property located in leased premises as a result of fire or theft in an amount sufficient to cover replacement cost of items.

The policies shall be maintained in full force and effect during the life of this lease agreement and shall protect the LESSOR, and its employees, its agents, or its representatives from damages to property arising in any form from the negligence or wrongful acts or omissions of the LESSEE, their agents, their employees, or their representatives in the performance of any obligation covered by this agreement.

         5.2 The LESSEE shall furnish to the LESSOR a copy of the policies showing that the insurance described in Sections 5.1 and 5.2 are in full force and effect prior to the commencement of this lease agreement. Should the LESSOR receive notice of the cancellation of said insurance, it shall notify the LESSEE to cease operations immediately and not to start again until the LESSOR receives new copies evidencing that insurance described in Sections 5.1 and 5.2 are in full force and effect.

         5.3 The LESSEE shall indemnify and save the LESSOR harmless for all claims or liabilities of any type or nature to any person, firm, or corporation, including any agents or employees of the LESSEE, arising in any manner from the LESSEE's performance of operations and business within the leased area and as covered by this agreement.

Section 6.        Compliance and Reporting.

         6.1 The LESSEE shall promptly execute and comply with all statutes, rules, orders, ordinances, requirements and regulations of the City, County, State and/or Federal Government and any and all of its departments and bureaus applicable to said demised premises for the correction, prevention or abatement of nuisances or other grievances in, upon or connected with said premises, during the said term, and that periodic no-notice safety inspections may be conducted by the designated are fire inspectors, except that all structural alterations or additions shall be made by the LESSOR at its expense.

         6.2 The LESSEE in case of fire, shall immediately give notice thereof to the LESSOR, who shall thereupon cause the damages to that portion of the building hereby leased to be repaired, but if the premises are so damaged that the LESSOR shall decide to rebuild, or condemn the same, the term shall cease and the accrued rent shall be paid up to the time of said fire. In case, however, the destruction of the premises by fire shall be only partial and a portion thereof shall, during the period of repairs, be fit for occupancy by the LESSEE for the purpose for which said premises are leased, then the rent shall be equitably apportioned and paid for the portion of the premises so fit for occupancy.

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Section 7.        Bankruptcy and/or Default.

         7.1 The LESSEE for itself, its successors and assigns and for all persons claiming or to claim under it or them, hereby expressly covenants and agrees that if at any time the LESSEE is adjudicated a bankrupt or a receiver of its property is appointed in insolvency proceedings, then in that event this lease forthwith shall terminate and be at an end at the option of the LESSOR, this covenant being one of the considerations whereby the LESSOR is induced to make this lease.

         7.2 If the LESSEE shall default in the payment of rent or in the performance of any of the covenants contained in this lease or in the event LESSEE fails to prevent, correct, or abate, within a reasonable time after receiving notification from the LESSOR to prevent, correct or abate nuisances or other grievances, not governed under the provisions of Section 6.1 above, which cause direct or indirect interference with, or harm or damage to, the operations or products of another tenant or tenants of the Business and Technology Center, or in the event that the LESSEE shall become insolvent or bankrupt or shall make an assignment for the benefit of creditors, the LESSOR may terminate this lease, and at the expiration of ten (10) days, the term of this lease shall cease and expire as if it were the expiration of the original term. In case this lease shall be terminated, canceled or forfeited under any of the terms and conditions herein contained or the demised premises be vacant for a period of ten (10) days, the LESSOR shall immediately have the right to re-enter and take possession of the said premises and reoccupy the same without notice and without being liable for damages. Any part of the premises herein demised that may have been subleased, notwithstanding that the written consent of the LESSOR was obtained, shall be relet for the remainder of the term at the best rent the LESSOR can obtain and proceeds applied to the account of the LESSEE, who shall make good any deficiency, which shall be payable monthly.

Section 8.        Rules and Regulations.

         8.1 The said LESSEE covenants both for itself and its servants, agents, and employees, faithfully to observe and keep all necessary rules and regulations of the building which affect said premises and shall, at its own cost and expense, make any and all necessary alterations or changes in the premises demised which may be necessary because of any act of the LESSEE, its servants and agents in violation of any law, ordinance, rule or regulation of any City, State, or Government Body, except that all structural alterations or additions shall be made by the LESSOR at its expense; that upon the failure of the LESSEE to make or proceed to make, any such changes or alterations within thirty (30) days after being required to by an order, rule, regulation or ordinance last above referred to within ten (10) days of the receipt of said order or notice, that in that event the LESSOR may enter the demised premises at its option and do and perform said alterations or make such changes at the cost and expense of the LESSEE, which said expense shall be deemed as rent and added to the next monthly installment of rent then accruing and be collectable as such.

         8.2 The LESSOR covenants and agrees that it shall keep said building open and in operation during regularly accepted business hours, that is, Monday through Friday, 8:00 a.m. to 5:00 p.m., to the extent that work may lawfully be done, and shall furnish heat, in said premises during the winter of about seventy (70) degrees in the daytime and about sixty (60) degrees at night.

         8.3 The LESSEE agrees during the term of this lease to keep the floors of the premises in a clean and sanitary condition, to use all necessary and approved safeguards against fire risk, to maintain drip pans under its machinery for the purpose of preventing oil, grease or ink or other wet material from sinking into the floor of the premises leased. The LESSEE shall not cause any holes to be made in said floor or walls for the purpose of anchoring machinery, shelving, office partitions or for any other reason whatsoever, unless the express written authorization is obtained from the LESSOR.

         8.4 The LESSOR shall provide all signs and signage and no others shall be utilized unless approved in writing by the Business and Technology Center Manager.

         8.5 It is expressly understood and agreed by and between the parties to this agreement that the LESSOR shall not be liable for: any damage or injury caused by water which may be sustained by the said LESSEE or other persons or any other damage or injury resulting from the carelessness, negligence or

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improper conduct on the part of any other lessee or agents or employees; or by reason of the breakage, leakage, or obstruction of water sprinkler pipes, electric conduits or wiring or other leakage or breakage in or about said buildings, unless due to the LESSOR's negligence or neglect.

         8.6 The LESSEE further agrees that it shall not encumber or obstruct the said sidewalk in front of or adjacent to said building or allow the same to be obstructed and that no goods, materials, machinery, or other articles shall be stored on said sidewalk or in said hallways of the premises leased, or left there for longer periods than shall be absolutely necessary to transport them to or from the premises of the LESSEE.

         8.7 The LESSOR further agrees that it shall be responsible for all exterior maintenance, including snow removal and outside lighting, and shall provide restrooms.

         8.8 The LESSOR agrees to provide, at its own cost and expense, a suitable trash receptacle and regularly scheduled pickup service sufficient to handle LESSEE's own needs in order to prevent the unsightly accumulation of trash and other debris.

Section 9.        Basis of Agreement.

         9.1 This agreement is based solely on the section and attachments contained herein. All other correspondence shall not become a part of this agreement unless specifically referenced or made a part of this agreement by addendum.


         IN WITNESS WHEREOF, the parties have caused this lease to be executed, the day and year first above written.

Signed and Acknowledged:

     /s/ Ken Prolo                                        /s/ David Hempstead
-------------------------------------                ---------------------------
Ken Prolo                                            David Hempstead
Vice President for Financial Services                CEO & President
Idaho State University                               TetriDyn Solutions, Inc.

Date:    2/2/04                                      Date:    2/2/04
      ----------------                                     ----------------

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                                                                    ATTACHMENT A


                             IDAHO STATE UNIVERSITY

                         BUSINESS AND TECHNOLOGY CENTER

                      APPLICATION AND SELECTION GUIDELINES


Section 1. All requests for tenant space and leasing arrangements shall be reviewed and approved first by the BTC Manager, and then by the BTC Tenant Review Committee.

Section 2. The following shall be the minimum requirements to be met by the prospective tenant prior to application for space:

         2.1 Compatibility with local zoning requirements and Protective Covenants of the Idaho State University Research and Business Park (Park);

         2.2 Appropriate business type as described in the Protective Covenants of the Park;

         2.3 Space availability;

         2.4 If applicable, a complete business plan including pro forma financial statements which indicate the viability of the business;

         2.5 Willingness to execute a lease agreement.

Section 3. In the case of a business applying for space, the following criteria will be considered in the process of selecting the tenant:

         3.1 Possibility of job creation and growth;

         3.2 Demonstrated need for Business and Technology Center services;

         3.3 Minority participation;

         3.4 Perceived viability of the business as indicated by:

                  a. the business plan;

                  b. the background of the owners and/or management of the business;

                  c. identification of and access to the capital required to successfully operate the business.

         3.5 Tie to University programs (association with faculty/staff).

Section 4. Leases for the Business and Technology Center space shall have a typical term five (5) years.


Section 5. A tenant which requires additional renovation work, utility, capacity, security, or maintenance beyond that available to all tenants of the Business and Technology Center shall bear the cost of such additional expense unless other arrangements are presented in writing to the Business and Technology Center Manager and approved.

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Section 6. Services will be provided to the Business and Technology Center tenants according to Attachment B of this document. Those items marked as "extra" will be negotiated on an individual tenant basis between the tenant and the provider.

Section 7. Should the tenant require additional space during the term of the lease agreement, the tenant shall submit the space needs in writing to the Business and Technology Center Manager. All requests for expansion shall be reviewed and approved by the Business and Technology Center Tenant Review Committee. Negotiations to cover costs of expansion and revised lease arrangement will be handled on an individual tenant basis.

Section 8. At the end of each lease term, the tenant shall meet with the Business and Technology Center Manager and discuss options for renewal of the lease. If applicable, the following exit criteria shall be considered when determining whether or not a tenant should "graduate" from the Business and Technology Center environment.

         8.1 Perceived ability of the business to survive outside of this Business and Technology environment.

         8.2 Strength of the financial statements for the most recent period;

         8.3 Completion of a business plan with adjustments for "real-world" costs;

         8.4 Backlog of tenant applications.

Section 9. Inability of the tenant to meet the financial commitments of the lease shall require the tenant to meet with the Business and Technology Center Manager and develop a plan to bring the financial situation of the business back into line with the business plan. Nonpayment of rent can result in termination of the lease and services per terms of the lease agreement.

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                                                                    ATTACHMENT B

                            List of Possible Services

Service                    Included w/ Lease    Extra      Provider

Receptionist                       x                         BTC

Conference Room                    x                         BTC

Copy Machine                                      x          BTC

Telephone
     Equipment                     x                         BTC
     Answering                     x                         BTC

Clerical/Secretarial
     Mail Handling                 x                         BTC
     Word Processing                              x          BTC

Business Library                   x                         BTC

Financial Counseling               x                         SBDC

Building Security                  x                         BTC

Space Maintenance/Utilities        x              x          BTC (see next page)

Business Research                                 x          University/CBR

Business Plan Assistance           x                         SBDC

Business Plan Preparation                         x          SBDC

Business Counseling                x                         SBDC/SCORE

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Services Listed as Extra

Schedule of Costs


         Service                                      Cost
         -------                                      ----

         Copy Machine                                 $.055 per copy

         Word Processing                              $10.00 per hour

         Business Research                            Negotiated

         Business Plan Preparation                    Negotiated

         Space Maintenance/Utilities                  *See Below



*Utilities for basic office services (i.e. lights, heat, small office machines, etc.) are included in the lease rates. Additional load requirements or extraordinary needs will be considered as an extra service and will be negotiated and included in that tenant's lease agreement. The same will be true for space maintenance. Any additional maintenance requirements beyond the Business and Technology center's standard service or schedule will be added as an extra monthly charge.